                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8 K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                     February 21, 2006 (February 14, 2006)
                      ------------------------------------


                        Baldwin Technology Company, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                    1-9334                        13-3258160
-------------------------------------------------------------------------------
           (Commission File Number)     (IRS Employer Identification No.)



 Two Trap Falls Road, Suite 402, Shelton, CT                          06484
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)


                                  203-402-1000
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Rre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement
               ------------------------------------------

     On February 14, 2006, the Board of Directors of Baldwin Technology Company, Inc. (the "Company") approved the recommendations of the Compensation Committee and the Independent Directors of the Board, and unanimously voted to grant a cash bonus in the amount of $150,000 to Gerald A. Nathe, Chairman and Chief Executive Officer of the Company under the 2005 Equity Compensation Plan.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------


       (c)      Exhibits


                10.1 Baldwin Technology Company, Inc. 2005 Equity Compensation Plan, incorporated by reference from Exhibit A to the Company's Schedule 14A(Proxy Statement) dated October
                      11, 2005 and filed on October 13, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                         BALDWIN TECHNOLOGY COMPANY, INC.


                         By:             /s/Leon Richards
                            -----------------------------
                            Name: Leon Richards
                            Title: Chief Accounting Officer




Dated: February 21, 2006